UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_____________________________

FORM 8-K/A

Amendment No. 2

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

November 19, 2009

____________________________

DIAGNOSTIC IMAGING INTERNATIONAL CORP.

(Exact name of registrant as specified in charter)

NEVADA

(State or other Jurisdiction of Incorporation or Organization)

333-1364363	848 N. Rainbow Blvd. #2494 Las Vegas, Nevada 89107	98-0493698
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

(877) 331-3444

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Change in Registrant’s Certifying Accountant.

On November 19, 2009 Diagnostic Imaging International Corp. (the “Company”) notified M&K CPA’s PLLC (“M&K”),  the Company’s independent registered public accounting firm, that the Company engaged a new independent registered public accounting firm and thereby was dismissing M&K as its independent accountant. The decision to change independent registered public accounting firms was approved by the Company’s Board of Directors.

M&K had been the Company’s principal independent accountants and had reported on the years ended December 31, 2008 and 2007. During the Company’s two most recent fiscal years ended December 31, 2008 and 2007 and through November 19, 2009, there were no disagreements between the Company and M&K on any matter of accounting principles or practices, financial statement disclosure, or procedure, which disagreements, if not resolved to the satisfaction of M&K would have caused it to make a reference to the subject matter of the disagreements in connection with their review on the Company’s financial statements for such periods.

Our consolidated financial statements for the years ended December 31, 2007 and 2006 were audited by M&K. M&K”s reports on our financial statements for those two fiscal years did not contain an adverse opinion, a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that substantial doubt was raised as to the Company’s ability to continue as a going concern in each of the reports.

The Company has provided M&K with a copy of this disclosure and requested that M&K furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees of disagrees with the statements by the Company in this Current Report on Form 8-K, however, M&K has declined to provide the Company with such a letter.

On November 19, 2009, the Company engaged Jewett, Schwartz, Wolfe & Associates (“Jewett”) as its new independent registered public accounting firm. The engagement of Jewett was approved by the Company’s Board of Directors. During the Company’s two most recent fiscal years ended December 31, 2008 and December 31, 2007 and through November 19, 2009, neither the Company nor anyone acting on its behalf consulted with Jewett regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed;  or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report was provided to the Company or oral advice was provided that Jewett concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Diagnostic Imaging International Corp.

Date: December 28, 2009	By:	/s/ Richard Jagodnik
Richard Jagodnik
Chief Executive Officer

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